Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	12 Months Ended
	Oct. 31, 2021	Oct. 31, 2020	Oct. 31, 2019
Basic EPS
Net income attributable to equity shareholders	$ 6,429	$ 3,790	$ 5,096
Less: preferred share dividends and distributions on other equity instruments	158	122	111
Net income attributable to common shareholders	$ 6,271	$ 3,668	$ 4,985
Weighted-average common shares outstanding (thousands)	448,953	445,435	444,324
Basic EPS	$ 13.97	$ 8.23	$ 11.22
Diluted EPS
Net income attributable to common shareholders	$ 6,271	$ 3,668	$ 4,985
Weighted-average common shares outstanding (thousands)	448,953	445,435	444,324
Add: stock options potentially exercisable (1) (thousands)	1,061	378	702
Add: restricted shares and equity-settled consideration (thousands)	169	208	431
Weighted-average diluted common shares outstanding (thousands)	450,183	446,021	445,457
Diluted EPS	$ 13.93	$ 8.22	$ 11.19